The UBS Funds

October 29, 2012

UBS Multi-Asset Income Fund

Summary Prospectus

Before you invest, you may want to review the fund's prospectus and statement of additional information ("SAI"), which contain more information about the fund and its risks. You can find the fund's prospectus, SAI and other information about the fund online at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html. You can also get this information at no cost by calling 1-800-647 1568 or by sending an email request to ubs@fundinsite.com. The current prospectus and SAI, dated October 29, 2012, are incorporated by reference into this summary prospectus (i.e., they are legally a part of this summary prospectus).

Share Class: Ticker Symbol

Class A	Class C	Class Y
MAIAX	MAIDX	MAIYX

Investment objective

The Fund seeks to provide risk-managed income as its primary objective over the long term.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 43 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 107 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.59%	0.59%	0.59%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[2]	2.13	2.22	2.14
Acquired fund fees and expenses[2,3]	0.33	0.33	0.33
Total annual fund operating expenses[3]	3.30	4.14	3.06
Less management fee waiver/expense reimbursements	2.02	2.11	2.03
Total annual fund operating expenses after management fee waiver/expense reimbursements[3,4]	1.28	2.03	1.03

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" and "Acquired fund fees and expenses" are based on annualized amounts for the Fund's fiscal year ended June 30, 2012.

3  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

4  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will termi-

nate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS Global AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$575	$1,239
Class C (assuming sale of all shares at end of period)	281	1,066
Class C (assuming no sale of shares)	206	1,066
Class Y	105	754

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period April 25, 2012 through June 30, 2012, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund seeks to provide risk-managed income on a monthly basis by employing an asset allocation strategy that is designed to accommodate the Fund's targeted annual payout percentage. The Fund will allocate its assets by investing in a combination of equities, nominal and inflation-linked fixed income securities, third party exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), exchange-listed options, and other exchange-traded and over-the-counter ("OTC") derivative securities.

The Fund may obtain exposure to fixed income investments by investing in securities directly or by purchasing third-party ETFs that invest in fixed income securities. The Fund's fixed income investments may include debt securities of governments throughout the world

(including the United States), their agencies and instrumentalities, debt securities of corporations (including inflation-linked notes and catastrophe bonds), floating rate notes, mortgage-backed securities and asset-backed securities. Catastrophe bonds are types of insurance-linked or event-linked securities that pay off on the occurrence of specific events, usually natural disasters. The third-party ETFs in which the Fund invests could have exposure to senior bank loans. These securities may be either investment grade or high yield (lower-rated or "junk bonds") securities. The Fund may invest without limitation in investment grade debt securities, including corporate debt securities and inflation-linked securities, and may invest up to 50% of its total assets in lower-rated bonds of corporations and up to 20% of its total assets in a combination of other lower-rated bonds, including lower-rated municipal bonds and lower-rated non-US government bonds (including those of emerging markets countries). The Fund may invest in fixed income investments of any maturity.

The Fund may obtain exposure to equity investments by investing in securities directly or by purchasing third-party ETFs that invest in equity securities. The Fund may invest up to 50% of its total assets either directly or through investment in ETFs in the common stock and preferred stock of companies in developed countries (including the United States). In addition, the Fund may invest up to 25% of its total assets in real estate securities of US and non-US issuers. Real estate securities may include interests in REITs that own properties or make construction or mortgage loans, securities of companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. The Fund's equity investments may include companies and REITs of any market capitalization, including small capitalization (below $3 billion). Within these limitations, the Fund may invest up to 15% of its assets in infrastructure securities and up to 20% of its assets in equity securities of emerging markets issuers.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The Fund may invest in structured notes in order to generate income for the Fund. The Fund also may write covered call options on ETFs to generate cash flow for the purpose of meeting the Fund's target payment goal, as well as for hedging purposes. Other derivatives in which the Fund may invest include index options, futures, forward agreements and swap agreements (specifically, interest rate, currency and total return swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements and interest rate swaps may also be used to adjust the Fund's portfolio duration.

Management process

The Fund seeks to provide diversification across a variety of income producing asset classes in a multi-asset framework. The Fund's asset allocation strategy is designed to accommodate the Fund's targeted annual payout while taking into account the Fund's desired level of capital appreciation. Risk diversification and dynamic distribution between the various asset classes have the objective of creating a more stable capital and income base through various market cycles and interest rate environments. The allocation of investments across asset classes will vary over time and will be driven by:

•  Valuation based on the Advisor's 30 year fundamental value philosophy;

•  Economic factors including the current and projected interest rate environment and credit conditions; and

•  A focus on diversification and risk-management to meet the Fund's payout objective while managing volatility.

Under normal or neutral market conditions, the Advisor will allocate approximately 65% of the Fund's total assets to fixed income investments, 20% of the Fund's assets to equity investments of companies in developed (including the United States) or emerging markets countries and 15% of the Fund's assets to US and non-US real estate securities (including REITs). The Fund's asset allocation targets are not fixed which gives the Advisor the flexibility to meet the Fund's investment goal based on market conditions. If warranted by market conditions, the Advisor may invest 100% of the Fund's assets in fixed income investments. In addition, the Fund's allocations to US and non-US equity and real estate securities may be greater or lesser than the allocations described above based on the Advisor's assessment of the markets.

The Fund's investment strategy is designed to attempt to achieve a targeted annual payout to investors of 3%-6% based on the current low interest rate environment. By investing in a diversified set of income generating asset classes the Fund seeks to accommodate the Fund's targeted annual payout percentage while managing both capital volatility and yield volatility. Such payout may be comprised of both ordinary income and capital gains. Neither the Fund nor the Advisor represents or guarantees that the Fund will meet this annual payout goal. The Fund intends to make monthly income distribution to shareholders. The amount of monthly distributions may vary from month to month and there is no guarantee that the Fund will be able to make such payments each month.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Distribution of income risk: The Fund's monthly income payments will be made from the Fund's interest income, dividends, and currency allocations and will reduce the amount of assets available for investment by the Fund. The Fund's investment losses may reduce the amount of future distributions an investor will receive from the Fund thereby reducing the distribution yield. The dollar amount of the Fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's underlying strategies, and the amount and timing of prior distributions by the Fund. It is also possible for payments to go down substantially or significantly fluctuate from one year to the next, month over month, and over time depending on the timing of an investor's investments in the Fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the Fund. There is no guarantee that the Fund will make monthly income payments to its shareholders or, if made, that the Fund's monthly income payments to shareholders will remain at a fixed amount.

Investing in ETFs risks: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the

US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Real estate securities and REITs: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Iain Barnes, portfolio manager of the Fund since inception.

•  Curt Custard, portfolio manager of the Fund since inception.

•  Andreas Koester, portfolio manager of the Fund since inception.

•  Lowell Yura, portfolio manager of the Fund since inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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©UBS 2012. All rights reserved.
The UBS Funds
Investment Company Act File No. 811-6637
UBS Global Asset Management (Americas) Inc.
is a subsidiary of UBS AG.
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